                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[X] Filed by the Registrant
[ ] Filed by a Party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-7(e)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

        Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)   Title of each class of securities to which transaction applies:
    2)   Aggregate number of securities to which transaction applies:
    3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was
         determined):
    4)   Proposed maximum aggregate value of transaction:
    5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:
    2)   Form, Schedule or Registration Statement No.:
    3)   Filing Party:
    4)   Date Filed:

                    SALOMON BROTHERS 2008 WORLDWIDE DOLLAR
                          GOVERNMENT TERM TRUST INC.

                  125 BROAD STREET, NEW YORK, NEW YORK 10004

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                               October 15, 2004

To the Stockholders:

     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers
2008 Worldwide Dollar Government Term Trust Inc. (the "Fund") will be held at
Citigroup Center, 153 East 53rd Street, 14th Floor Conference Center, New York,
New York, on Thursday, November 18, 2004 at 4:00 p.m., New York time, for the purposes of considering and voting upon the following:

       1. The election of Directors (Proposal 1); and

       2. Any other business that may properly come before the Meeting.

     The close of business on October 6, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the
Meeting.

                                      By Order of the Board of Directors,

                                      Robert I. Frenkel
                                      Secretary

--------------------------------------------------------------------------------
     TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO
  INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND
  RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW
  SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1.   Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2.   Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3.   All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                         REGISTRATION                                         VALID SIGNATURE
-----------------------------------------------------------------   -----------------------------------

CORPORATE ACCOUNTS
-------------------
(1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. ...................................................   John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
(4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ...................................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
(2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                    SALOMON BROTHERS 2008 WORLDWIDE DOLLAR
                           GOVERNMENT TERM TRUST INC.

                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ----------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the
Board of Directors of Salomon Brothers 2008 Worldwide Dollar Government Term
Trust Inc. (the "Fund") of proxies to be used at the Annual Meeting of
Stockholders (the "Meeting") of the Fund to be held at Citigroup Center, 153
East 53rd Street, 14th Floor Conference Center, New York, New York, on
Thursday, November 18, 2004 at 4:00 p.m., New York time, (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about October 15, 2004. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the
Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of directors. The close of business on October 6, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.
Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On October 6, 2004, there were 34,510,639 shares of the Fund's common stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's Common Stock entitled to vote at the Meeting.
In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser and administrator. SBAM is an indirect wholly-owned subsidiary of
Citigroup Inc.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect two Class I Directors to hold office until the 2007 Annual Meeting of Stockholders or thereafter when their respective successors are duly elected and qualified. The terms of office of the Class II and Class III Directors expire at the year 2005 and 2006 Annual Meetings of
Stockholders, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. All of the nominees are currently members of the Fund's Board of Directors. Each nominee has indicated that they will serve if elected, but if any nominee should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominees for election as Directors of the Fund:

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                                FUND
                                                                                               COMPLEX
                                                                                             OVERSEEN BY
                                   POSITION(S)   LENGTH OF                                     NOMINEE
                                    HELD WITH       TERM        PRINCIPAL OCCUPATION(S)      (INCLUDING        OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE               THE FUND       SERVED         DURING PAST 5 YEARS         THE FUND)          HELD BY NOMINEE
-------------------------------- -------------- ----------  ------------------------------ -------------- --------------------------

NON-INTERESTED DIRECTOR NOMINEES

NOMINEES TO SERVE AS CLASS I DIRECTORS UNTIL THE 2007 ANNUAL MEETING OF STOCKHOLDERS

Dr. Riordan Roett                Director and     Since     Professor and Director,              34       None
The Johns Hopkins University     Member of         1995     Latin American Studies
1710 Massachusetts Ave., NW      Audit and                  Program, Paul H. Nitze
Washington, D.C. 20036           Nominating                 School of Advanced
Age: 65                          Committees                 International Studies, The
                                                            Johns Hopkins University.

Jeswald W. Salacuse              Director and     Since     Henry J. Braker                      34       Director of two registered
Tufts University                 Member of         1994     Professor of Commercial                       investment companies
The Fletcher School of Law       Audit and                  Law and formerly Dean,                        advised by Advantage
 & Diplomacy                     Nominating                 The Fletcher School of Law                    Advisers, Inc.
160 Packard Avenue               Committees                 & Diplomacy, Tufts                            ("Advantage")
Medford, MA 02155                                           University; formerly,
Age: 66                                                     Fulbright Distinguished
                                                            Chair in Comparative Law,
                                                            University of Trento, Italy.

     The following table provides information concerning the remaining Class II and III directors of the Fund:

                                                                                         NUMBER OF
                                                                                       PORTFOLIOS IN
                                                                                           FUND
                                                                                          COMPLEX
                                                                                        OVERSEEN BY
                               POSITION(S)   LENGTH OF                                    NOMINEE
                                HELD WITH       TERM       PRINCIPAL OCCUPATION(S)      (INCLUDING       OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           THE FUND       SERVED        DURING PAST 5 YEARS         THE FUND)         HELD BY NOMINEE
---------------------------- -------------- ----------- ----------------------------- -------------- ---------------------------

NON-INTERESTED DIRECTORS

CLASS II DIRECTORS

Leslie H. Gelb               Director and     Since     President, Emeritus and             34       Director of two registered
150 East 69th Street         Member of         1994     Senior Board Fellow, The                     investment companies
New York, NY 10021           Audit and                  Council on Foreign                           advised by Advantage
Age: 66                      Nominating                 Relations; formerly,
                             Committees                 Columnist, Deputy
                                                        Editorial Page Editor and
                                                        Editor, Op-Ed Page, The
                                                        New York Times.

Willian R. Hutchinson        Director and     Since     President, W.R. Hutchinson          44       Associated Banc-Corp.
535 N. Michigan Avenue       Member of         2003     & Associates Inc., formerly
Suite 1012                   Nominating                 Group Vice President,
Chicago, IL 60611            and Audit                  Mergers and Acqusitions,
Age: 61                      Committees                 BP AMOCO.

INTERESTED DIRECTOR

R. Jay Gerken*               Chairman         Since     Managing Director,                 219       None
Citigroup Asset Management   and Director      2002     Citigroup Global Markets
 ("CAM")                                                Inc. ("CGM"); Chairman,
399 Park Avenue                                         President and Chief
New York, NY 10022                                      Executive Officer and
Age: 53                                                 Director of Smith Barney
                                                        Fund Management, LLC
                                                        ("SBFM"), Travelers
                                                        Investment Adviser, Inc.
                                                        ("TIA"), and Citi Fund
                                                        Management Inc. ("CFM");
                                                        President and Chief
                                                        Executive Officer of certain
                                                        mutual funds associated
                                                        with Citigroup Inc,.
                                                        ("Citigroup"); Formerly
                                                        Portfolio Manager of Smith
                                                        Barney Allocation Series
                                                        Inc. (from 1996 to 2001)
                                                        and Smith Barney Growth
                                                        and Income Fund (from
                                                        1996 to 2000).

----------
*     Mr. Gerken is an "interested person" as defined in the Investment Company
      Act of 1940, as amended (the "1940 Act"), because he is a Managing
      Director of SBAM, the Fund's investment adviser.

                                                                                   NUMBER OF
                                                                                 PORTFOLIOS IN
                                                                                     FUND
                                                                                    COMPLEX
                                                                                  OVERSEEN BY
                            POSITION(S)   LENGTH OF                                 NOMINEE
                             HELD WITH       TERM      PRINCIPAL OCCUPATION(S)    (INCLUDING    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE        THE FUND       SERVED       DURING PAST 5 YEARS       THE FUND)      HELD BY NOMINEE
------------------------- -------------- ----------- -------------------------- -------------- --------------------

CLASS III DIRECTORS
Carol L. Colman           Director and     Since     President, Colman                37       None
 Colman Consulting Co.    Member of         2003     Consulting Co.
 278 Hawley Road          Audit and
 North Salem, NY 10560    Nominating
 Age: 58                  Committees

Daniel P. Cronin          Director and     Since     Formerly, Associate              34       None
 24 Woodlawn Ave.         Member of         2003     General Counsel, Pfizer,
 New Rochelle, NY 10804   Audit and                  Inc.
 Age: 58                  Nominating
                          Committees

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2003:

                              DOLLAR RANGE(1) OF EQUITY     AGGREGATE DOLLAR RANGE(1) OF EQUITY SECURITIES IN ALL FUNDS
NAME OF DIRECTOR/NOMINEE        SECURITIES IN THE FUND           OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
--------------------------   ---------------------------   ------------------------------------------------------------

NON-INTERESTED DIRECTORS/NOMINEES

Carol L. Colman                           A                                              E
Daniel P. Cronin                          C                                              E
Leslie H. Gelb                            A                                              A
William R. Hutchinson                     C                                              E
Dr. Riordan Roett                         B                                              C
Jeswald W. Salacuse                       B                                              C

INTERESTED DIRECTOR
R. Jay Gerken                             C                                              E

----------
(1)   The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" =
      $10,001-$50,000; "D" = $50,001-$100,000; "E" = Over $100,000.

     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family members had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of December 31, 2003.

     As of October 6, 2004, the directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund's Common
Stock. To the knowledge of management, no person owned of record or owned beneficially more than 5% of the Fund's shares of Common Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository
Trust Company, held of record 33,075,465 shares, equal to approximately 95.84%
of the Fund's outstanding shares.

RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the
Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian, and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an
Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

     During the fiscal year ended July 31, 2004, the Board of Directors met six times. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible. The Fund does not have a formal policy regarding attendance by Directors at annual meetings of stockholders.

     The Directors review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund.
As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     The Fund's executive officers are chosen each year at a meeting of the
Board of Directors of the Fund to hold office until their respective successors are duly elected and qualified. In addition to Mr. Gerken, the executive officers of the Fund are:

                           POSITION(S) HELD      LENGTH OF           PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE          WITH FUND        TIME SERVED            DURING PAST 5 YEARS
-----------------------   ------------------   -------------   ----------------------------------

Peter J. Wilby            President             Since 2002     Managing Director of CGM and SBAM
 CAM
 399 Park Avenue          Executive Vice        1994-2002
 New York, NY 10022       President

 Age: 45

James E. Craige           Executive Vice        Since 1999     Managing Director of CGM and SBAM
 CAM                      President
 399 Park Avenue
 New York, NY 10022
 Age: 37

Thomas K. Flanagan        Executive Vice        Since 1994     Managing Director of CGM and SBAM
 CAM                      President
 399 Park Avenue
 New York, NY 10022
 Age: 51

                                   POSITION(S) HELD       LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                 WITH FUND          TIME SERVED               DURING PAST 5 YEARS
-----------------------------   ---------------------   -------------   -----------------------------------------

Roger M. Lavan                  Executive Vice           Since 1996     Managing Director of CGM and SBAM
 CAM                            President
 399 Park Avenue
 New York, NY 10022
 Age: 40

Andrew B. Shoup                 Senior Vice              Since 2003     Director of CAM; Senior Vice President
 CAM                            President and                           and Chief Administrative Officer of
 125 Broad Street,              Chief                                   mutual funds associated with Citigroup;
 11th Floor                     Administrative                          Head of International Funds
 New York, NY 10004             Officer                                 Administration of CAM (from 2001 to
 Age: 48                                                                2003); Director of Global Funds
                                                                        Administration of CAM (from 2000 to
                                                                        2001); Head of U.S. Citibank Funds
                                                                        Administration of CAM (from 1998 to
                                                                        2000).

Frances M. Guggino              Treasurer and            Since 2004     Vice President of CGM; Treasurer and
 CAM                            Chief Financial                         Chief Financial Officer of certain
 125 Broad Street,              Officer                                 mutual funds associated with Citigroup.
 10th Floor                                                             Controller of certain mutual funds
 New York, NY 10004             Controller               2002-2004      associated with Citigroup.
 Age: 46

Joseph Volpe                    Controller               Since 2004     Vice President of CGM; Controller of
 CAM                                                                    certain mutual funds associated with
 125 Broad Street,                                                      Citigroup.
 New York, NY 10004
 Age: 42

Robert L. Frenkel               Secretary and            Since 2003     Managing Director and General
 CAM                            Chief Legal Officer                     Counsel of Global Mutual Funds for
 300 First Stamford Place                                               CAM and its predecessor (since 1994);
 Stamford, CT 06902                                                     Secretary of CFM; Secretary and Chief
 Age: 48                                                                Legal Officer of mutual funds associated
                                                                        with Citigroup.

Andrew Beagley                  Chief                    Since 2004     Compliance Officer, Chief Compliance
 CAM                            Compliance                              Officer and Vice President of certain
 399 Park Avenue, 4th Floor     Officer                                 mutual funds associated with Citigroup;
 New York, NY 10022                                                     Director of Compliance, Europe, the
 Age: 40                                                                Middle East and Africa, Citigroup Asset
                                                                        Management (from 1999 to 2000);
                                                                        Compliance Officer, Salomon Brothers
                                                                        Asset Management Limited, Smith
                                                                        Barney Global Capital Management
                                                                        Inc., Salomon Brothers Asset
                                                                        Management Asia Pacific Limited (from
                                                                        1997 to 1999).

     The Fund's Audit Committee is composed of all Directors who have been determined not to be "interested persons" of the Fund, SBAM or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the
New York Stock Exchange listing standards. The principal functions of the Audit
Committee are: to (a) oversee the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b)
approve, and recommend to the Independent Board Members (as such term is defined in the Audit Committee Charter) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as

approving the compensation thereof; and (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by such independent auditors. This Committee met twice during the fiscal year ended
July 31, 2004. The Fund adopted an Audit Committee Charter at a meeting held on
January 20, 2004, a copy of which is attached to this Proxy Statement as
Annex A.

     The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors of the Fund, is currently composed of Ms. Colman, Messrs. Cronin, Gelb, Hutchinson, Salacuse and Dr.
Roett. Only Directors who are not "interested persons" of the Fund as defined in the 1940 Act and who are "independent" as defined in the New York Stock
Exchange listing standards are members of the Nominating Committee. The
Nominating Committee may accept nominees recommended by the stockholder as it deems appropriate. Stockholders who wish to recommend a nominee should send recommendations to the Fund's Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of
Directors and to serve if elected by the stockholders. The Nominating Committee met once during the Fund's fiscal year ended July 31, 2004. The Fund adopted a
Nominating Committee Charter at a meeting held on January 20, 2004, a copy of which is attached to this Proxy Statement as Annex B.

     The Nominating Committee identifies potential nominees through its network of contacts, and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates' qualifications and then chooses a candidate by majority vote. The
Nominating Committee does not have specific, minimum qualifications for nominees and has not established specific qualities or skills that it regards as necessary for one or more of the Fund's directors to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, as set forth in the Nominating Committee Charter, in evaluating a person as a potential nominee to serve as a Director of the
Fund, the Committee may consider the following factors, among any others it may deem relevant.

     o  whether or not the person is an "interested person" as defined in the
        1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     o  whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund,
        Fund service providers or their affiliates;

     o  whether of not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o  whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a
        Director of the Fund;

     o  the contribution which the person can make to the Board and the Fund
        (or, the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o  the character and integrity of the person; and

     o  whether or not the selection and nominating of the person would be consistent with the requirements of the Fund's retirement policies.

                              ADDITIONAL MATTERS

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid to each director from the Fund during the fiscal year ended July 31, 2004 and the total compensation paid to each Director during the calendar year ended December 31, 2003. Certain of the Directors listed below are members of the Fund's Audit and Nominating Committees and other committees of certain other investment companies advised by SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to
Directors. In addition, no remuneration was paid during the fiscal year ended
July 31, 2004 by the Fund to Mr. Gerken who is an "interested person" as defined in the 1940 Act.

                                                                     TOTAL COMPENSATION
                                                                     FROM THE FUND AND
                                               AGGREGATE                OTHER FUNDS
                                              COMPENSATION            ADVISED BY SBAM
                                             FROM THE FUND         AND ITS AFFILIATES FOR
                                         FOR FISCAL YEAR ENDED      CALENDAR YEAR ENDED
NAME OF DIRECTORS                               7/31/04                   12/31/03
-------------------------------------   -----------------------   -----------------------
                                                                      DIRECTORSHIPS(A)

Carol L. Colman .....................           $14,800                 $  197,350(37)
Daniel P. Cronin ....................           $10,600                 $  117,450(34)
Leslie H. Gelb ......................           $ 9,900                 $  111,150(34)
Willian R. Hutchinson ...............           $13,400                 $  114,600(44)
Dr. Riordan Roett ...................           $13,400                 $  163,300(34)
Jeswald W. Salacuse .................           $11,300                 $  137,150(34)

----------
(A)        The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of
the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's common stock, SBAM, and its directors and officers, to file reports of ownership and changes in ownership with the
Securities and Exchange Commission and the New York Stock Exchange, Inc. The
Fund believes that for the fiscal year ended July 31, 2004, all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year.

                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on September 22, 2004, the
Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with
PricewaterhouseCoopers LLP ("PwC"), the Independent Registered Public
Accounting Firm to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by
Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence.

     Pursuant to the Audit Committee Charter adopted by the Fund's Board, the
Audit Committee is responsible for conferring with the Fund's independent public accountants, reviewing annual financial statements and recommending the selection of the Fund's independent public accountants. The
Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent public accountants are responsible for planning and carrying out the audit of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent public accountants.
Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principals and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Futhermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on the review and discussions referred to in items (i) through (iii)
above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended July 31, 2004.

                                            Submitted by the Audit Committee
                                            of the Fund's Board of Directors

                                            Carol L. Colman
                                            Daniel P. Cronin
                                            Leslie H. Gelb
                                            William R. Hutchinson
                                            Dr. Riordan Roett
                                            Jeswald W. Salacuse

REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of
Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS,"
UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR
DIRECTOR.

          FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     AUDIT FEES. The aggregate fees billed by PwC in connection with the annual audit of the Fund's financial statements and for services normally provided by
PwC in connection with the statutory and regulatory filing of the Fund for the fiscal years ended July 31, 2003 and July 31, 2004 were $55,000 and $55,000, respectively, including out of pocket expenses.

     AUDIT-RELATED FEES. The aggregate fees billed by PwC in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund's financial statement, other than the Audit Fees described above, which include the performance of agreed upon procedures (which, among other items, include maintenance testing in connection with the revolving credit facility) for the fiscal years ended July 31, 2003 and July 31, 2004 were $0 and $0, respectively.

     In addition, there were no Audit-Related Fees billed in the years ended
July 31, 2003 and July 31, 2004 for assurance and related services by PwC to
SBAM and any entity controlling, controlled by or under common control with
SBAM that provides ongoing services to the Fund (SBAM and such other entities together, the "Service Affiliates"), that were related to the operations and financial reporting of the Fund. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to
December 31, 2003 (prior to May 6, 2003 services provided by PwC were not required to be pre-approved).

     TAX FEES. The aggregate fees billed by PwC for tax compliance and tax advice, which includes the filing and amendment of federal, state and local income tax returns, rendered by PwC to the Fund for the fiscal years ended July
31, 2003 and July 31, 2004 were $5,700 and $5,700, respectively.

     There were no fees billed by PwC to the Service Affiliates for tax services for the 2003 and 2004 fiscal years that were required to be approved by the Fund's Audit Committee.

     ALL OTHER FEES. There were no other fees billed for other non-audit services rendered by PwC to the Fund for the fiscal years ended July 31, 2003 and July 31, 2004.

     All other fees billed by PwC to the Service Affiliates for other non-audit services for the fiscal year ended July 31, 2004 that were required to be approved by the Fund's Audit Committee, which included the issuance of reports on internal controls under Statement of Auditing Standards No. 70 relating to various Citigroup Assets Management ("CAM") entities, were $811,000.

     Generally, the Audit Committee must approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by PwC to the Service Affiliates that relate directly to the operations and financial reporting of the Fund. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee, but has not yet done so.

     The aggregate non-audit fees billed by PwC for services rendered to the
Fund for the fiscal years ended July 31, 2003 and July 31, 2004 were $0 and $0, respectively. The aggregate non-audit fees billed by PwC for services rendered to the Service Affiliates for the fiscal years ended July 31, 2003 and July 31,
2004 were $2.2 million and $6.4 million.

     The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved by the Audit
Committee (because they did not require pre-approval) is compatible with maintaining PwC's independence. All services provided by PwC to the Fund or to the Service Affiliates that were required to be approved by the Audit Committee were pre-approved.

     A representative of PwC, if requested by any stockholder, will be present via telephone at the Meeting to respond to appropriate questions from stockholders and will have an opportunity to make a statement if he or she chooses to do so.

 PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS AND OTHER SHAREHOLDER COMMUNICATIONS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2005 must be received by the Fund for inclusion in the Fund's proxy

                                       10

statement and proxy relating to that meeting no later than June 18, 2005. Any stockholder who desires to bring a proposal at the Fund's 2005 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to
Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc., 125 Broad
Street, New York, New York 10004) during the period from August 21, 2005 to
September 20, 2005. However, if the Fund's 2005 Annual Meeting is held earlier than October 19, 2005 or later than January 17, 2006, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2005 Annual Meeting to the later of 6 days prior to the date of the 2005 Annual Meeting or 10 days following the public announcement of the date of the 2005 Annual Meeting.

     The Fund's Audit Committee has also established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively,
"Accounting Matters"). Persons with complaints or concerns regarding Accounting
Matters may submit their complaints to the Citigroup Chief Compliance Officer
("CCO"). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the
Fund's Audit Committee Chair (together with the CCO, "Complaint Officers").
Complaints may by submitted on an anonymous basis.

   The CCO may be contacted at:

     Citigroup Asset Managment
     Compliance Department
     399 Park Avenue, 4th floor
     New York, NY 10022

     Complaints may also be submitted by telephone at 800-742-5274. Complaints submitted through this number will be received by the CCO.

   The Fund's Audit Committee Chair may be contacted at:

     Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.
     Audit Committee Chair
     c/o Robert K. Fulton, Esq.
     Stradley Ronon Stevens & Young, LLP
     2600 One Commerce Square
     Philadelphia, PA 19103

     A stockholder who wishes to send any other communications to the Board should also deliver such communications to the Secretary of the Fund at the address listed above. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended July 31, 2004 is available free of charge by writing to the Fund c/o
Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                                       11

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                 OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the
Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

October 15, 2004

                                       12

                                    ANNEX A

                            AUDIT COMMITTEE CHARTER
                  AMENDED AND RESTATED AS OF JANUARY 20, 2004

ESTABLISHMENT AND PURPOSE

     This document serves as the Charter for the Audit Committee (the
"Committee") of the Board of each registered investment company (the "Fund")
advised by Smith Barney Fund Management or Salomon Brothers Asset Management or
one of their affiliates (each, an "Adviser") listed on Appendix A hereto (each such Charter being a separate Charter). The primary purposes of the Committee are to (a) assist Board oversight of (i) the integrity of the Fund's financial statements, (ii) the Fund's compliance with legal and regulatory requirements,
(iii) the qualifications and independence of the Fund's independent auditors and (iv) the performance of the Fund's internal audit function and independent auditors; (b) approve, and recommend to the Independent Board Members (as such term is defined below) for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors, as well as approving the compensation thereof; (c) approve all audit and permissible non-audit services provided to the Fund and certain other persons by the Fund's independent auditors; and (d) for each closed-end Fund, prepare the report required to be prepared by the Committee pursuant to the rules of the
Securities and Exchange Commission for inclusion in the Fund's annual Proxy
Statement.

DUTIES AND RESPONSIBILITIES

     The Fund's independent auditors are accountable to the Committee.

     The Committee shall:

     1.   Bear direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors, or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Fund.

     2.   Confirm with any independent auditor retained to provide audit services that the independent auditor has ensured the appropriate rotation of the lead audit partner pursuant to applicable regulations.

     3.   Approve (a) all audit and permissible non-audit services(1) to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any
          Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

----------
(1)  The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.
     Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the
     Fund; (ii) financial information systems design and implementation; (iii)
     appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
     (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the
     Public Company Accounting Oversight Board determines, by regulation, is impermissible. (footnote #1 is continued on the next page)

                                      A-1

     4.   Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.

     5.   Review, in consultation with the independent auditors, the proposed scope of the Fund's audit each year, including the audit procedures to be utilized in the review of the Fund's financial statements.

     6.   Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Fund (including matters affecting qualification under Subchapter M of the Internal Revenue
          Code).

     7.   Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit and management's response, including a discussion with the independent auditors of the matters required to be discussed by Statement on
          Auditing Standards No. 61, 89, 90 or any subsequent Statement, relating to the conduct of the audit.

     8.   Review, in consultation, as appropriate, with the independent auditors and significant Fund service providers, matters relating to internal controls over financial reporting and disclosure controls and procedures of the Fund and of the Fund's significant service providers.

     9.   Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this Charter; such materials may include, without limitation, any other material written communications bearing on the Fund's financial statements, or internal or disclosure controls, between the independent auditors and the Fund, the Adviser or other Fund service providers, such as any management letter or schedule of unadjusted differences, and any comment or "deficiency"
          letter (to the extent such letters relate to financial reporting)
          received from a regulatory or self-regulatory organization addressed to the Fund or the Adviser that relates to services rendered to the
          Fund.

     10.  For each closed-end Fund, establish procedures regarding the receipt, retention and treatment of complaints that the Fund may receive regarding Fund accounting, internal accounting controls or auditing matters, including procedures for the confidential or anonymous submission by Fund officers, employees, stockholders or service providers of concerns regarding questionable accounting or auditing matters related to the Fund.

     11.  For each closed-end Fund, obtain and review a report by the Fund's independent auditors describing (i) the auditing firm's internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) (to assess the auditor's independence) all relationships between the independent auditor and the Fund.

----------
 (footnote #1 continued.....) Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the
 Adviser that provide ongoing services to the Fund ("Covered Service
 Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii)
 the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the
 Committee (or its delegate(s)) prior to the completion of the audit.

                                      A-2

     12.  For each closed-end Fund, discuss policies with respect to risk assessment and risk management.

     13.  For each closed-end Fund, review hiring policies for employees or former employees of the Fund's independent auditors.

     14.  For each closed-end Fund, discuss with management and the Fund's independent auditors the Fund's audited and discuss with management the Fund's unaudited financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance and, if appropriate, recommend the publication of the Fund's annual audited financial statements in the Fund's annual report in advance of the printing and publication of the annual report.

     15.  For each closed-end Fund, discuss the Fund's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies;

     16.  For each closed-end Fund, review and evaluate annually the performance of the Committee and the adequacy of this Charter and recommend any proposed changes to the Charter to the Board for approval.

     The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to carry out its duties and its responsibilities, including (a) for compensation to be paid to, or services to be provided by, the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b)
for payment of compensation to any outside legal, accounting or other advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the
Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, the Adviser, the Fund's sub-adviser(s), if any, the Fund's counsel, counsel to the Independent Board Members and the
Fund's other service providers.

COMPOSITION

     The Committee shall be composed of each Board member who has been determined not to be an "interested person," as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940, as amended ("1940 Act"), of the
Fund (the "Independent Board Members"), or such lesser number as the Board of the Fund may specifically determine and reflect in the Board's minutes, each of whom shall be financially literate and at least one of whom shall have accounting or related financial management expertise as determined by the
Fund's Board in its business judgment. Each member of the Committee must also meet the independence and experience requirements as set forth in Section
303.01(B) of the New York Stock Exchange's Listed Company Manual or as set
forth in Section 121(a) of the American Stock Exchange's listing standards, as applicable, and the independence requirements applicable to investment companies set forth in Rule 10A-3 under of the Securities Exchange Act of 1934.
For those Funds listed on the New York Stock Exchange, no member of the
Committee may serve on the audit committees of more than three public companies, including the Funds, unless the Board determines that such simultaneous service would not impair the ability of such member to serve on the Committee effectively. The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.

MEETINGS

     The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each

                                      A-3

meeting. The Committee may request any officer or employee of the Fund, the
Fund's counsel, counsel to the Independent Board Members, the Adviser, the
Fund's independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.
The Committee will meet periodically with the Fund's independent auditors outside the presence of the Fund's and the Adviser's officers and employees.
The Committee will also meet periodically with the Fund's management outside the presence of the Fund's independent auditors. Meetings of the Committee may be held in person, by telephone or by other appropriate means.

     One-third of the Committee's members, but not fewer than two members, shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

     The Chairperson shall report regularly to the Board on the result of the
Committee's deliberations and make such recommendations as deemed appropriate.

LIMITS ON ROLE OF COMMITTEE

     The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the
Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. The designation of a person as an "audit committee financial expert," within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the
Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

     In carrying out its responsibilities, the Committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.

AMENDMENTS

     This Charter may be amended by a vote of a majority of the Board members.

                                      A-4

                                                                     APPENDIX A

                    Salomon Brothers Series Funds Inc (SFS)

            Salomon Brothers Institutional Series Funds Inc (ISFS)

               Salomon Brothers Variable Series Funds Inc (VSFS)

             Salomon Brothers Capital and Income Fund Inc. (SCD) *

           Salomon Brothers Emerging Markets Debt Fund Inc. (ESD) *

       Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL) *

          Salomon Brothers Emerging Markets Income Fund Inc. (EMD) *

         Salomon Brothers Emerging Markets Income Fund II Inc. (EDF) *

             Salomon Brothers Global High Income Fund Inc. (EHI) *

           Salomon Brothers Global Partners Income Fund Inc. (GDF) *

                Salomon Brothers High Income Fund Inc. (HIF) *

               Salomon Brothers High Income Fund II Inc. (HIX) *

            Salomon Brothers Inflation Management Fund Inc. (IMF) *

             Salomon Brothers Municipal Partners Fund Inc. (MNP) *

           Salomon Brothers Municipal Partners Fund II Inc. (MPT) *

              Salomon Brothers Worldwide Income Fund Inc. (SBW) *

   Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG) *

----------
*     Closed-end Fund. The duties and responsibilities of paragraphs 10, 11, 12 and 13 and any other provision applicable exclusively to closed-end funds apply to these funds only.

                                      A-5

                                    ANNEX B

                          NOMINATING COMMITTEE CHARTER

ORGANIZATION

     The Nominating Committee of each registered investment company listed on
Appendix A hereto (each, a "Fund" and together, the "Funds") shall be composed solely of Directors who are not "interested persons" of the Fund as defined in
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940
Act") and, with respect to those Funds listed on the New York Stock Exchange, who are "independent" as defined in the New York Stock Exchange listing standards ("Independent Directors"). The Board of Directors of the Fund (the
"Board") shall nominate the members of the Committee and shall designate the
Chairperson of the Committee. The Chairperson shall preside at each meeting of the Committee.

RESPONSIBILITIES

     The Committee shall select and nominate persons for election or appointment by the Board as Directors of the Fund.

EVALUATION OF POTENTIAL NOMINEES

     In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

     o    whether or not the person is an "interested person" as defined in the
          1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

     o    whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the
          Fund, other Fund service providers or their affiliates;

     o    whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

     o    whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a
          Director of the Fund;

     o    the contribution which the person can make to the Board and the Fund
          (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o    the character and integrity of the person; and

     o    whether or not the selection and nomination of the person would be consistent with the requirements of the Fund's retirement policies.

     While the Committee is solely responsible for the selection and nomination of Directors, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders who wish to

                                      B-1

recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

QUORUM

     A majority of the members of the Committee shall constitute a quorum for the transaction of business, and the act of a majority of the members of the
Committee present at any meeting at which there is a quorum shall be the act of the Committee.

NOMINATION OF DIRECTORS

     After a determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration.

MEETINGS

     The Committee may meet either on its own or in conjunction with meetings of the Board. Meetings of the Committee may be held in person, video conference or by conference telephone. The Committee may take action by unanimous written consent in lieu of a meeting.

Adopted: January 20, 2004

                                      B-2

                                                                     APPENDIX A

                    Salomon Brothers Series Funds Inc (SFS)

            Salomon Brothers Institutional Series Funds Inc (ISFS)

               Salomon Brothers Variable Series Funds Inc (VSFS)

              Salomon Brothers Capital and Income Fund Inc. (SCD)

            Salomon Brothers Emerging Markets Debt Fund Inc. (ESD)

        Salomon Brothers Emerging Markets Floating Rate Fund Inc. (EFL)

           Salomon Brothers Emerging Markets Income Fund Inc. (EMD)

          Salomon Brothers Emerging Markets Income Fund II Inc. (EDF)

              Salomon Brothers Global High Income Fund Inc. (EHI)

            Salomon Brothers Global Partners Income Fund Inc. (GDF)

                 Salomon Brothers High Income Fund Inc. (HIF)

                Salomon Brothers High Income Fund II Inc. (HIX)

             Salomon Brothers Inflation Management Fund Inc. (IMF)

              Salomon Brothers Municipal Partners Fund Inc. (MNP)

            Salomon Brothers Municipal Partners Fund II Inc. (MPT)

               Salomon Brothers Worldwide Income Fund Inc. (SBW)

    Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (SBG)

                                      B-3

COMMON STOCK                                                       COMMON STOCK

                        SALOMON BROTHERS 2008 WORLDWIDE
                       DOLLAR GOVERNMENT TERM TRUST INC.
                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS
               ANNUAL MEETING OF STOCKHOLDERS - NOVEMBER 18, 2004

     The undersigned hereby appoints R. Jay Gerken, Robert I. Frenkel, Robert M.
Nelson, and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the
"Fund") which the undersigned is entitled to vote at the Annual Meeting of
Stockholders of the Fund to be held at Citigroup Center, 153 E. 53rd Street,
14th Floor Conference Center, New York, New York on Thursday, November 18, 2004,
at 4:00 p.m. (the "Meeting"), and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE
STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES
FOR DIRECTORS.

Please refer to the Proxy Statement for a discussion of the Proposal.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                                                                           14475

                       ANNUAL MEETING OF STOCKHOLDERS OF

                        SALOMON BROTHERS 2008 WORLDWIDE
                       DOLLAR GOVERNMENT TERM TRUST INC.

                               NOVEMBER 18, 2004

                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.

 |                                                                           |
 v   Please detach along perforated line and mail in the envelope provided.  v

--------------------------------------------------------------------------------

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

--------------------------------------------------------------------------------

1.  Election of Directors (Class I to serve until the year 2007 Annual Meeting).

                                NOMINEES:
[ ]  FOR ALL NOMINEES           [ ]  (01) Dr. Riordan Roett
                                [ ]  (02) Jeswald W. Salacuse
[ ]  WITHHOLD AUTHORITY
     FOR ALL NOMINEES

[ ]  FOR ALL EXCEPT
     (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]

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2.  Any other business that may properly come before the meeting.

     Please check the box to the right if you plan to attend the meeting.  [ ]

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To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be
submitted via this method.                                                 [ ]
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Signature of Stockholder                                 Date:
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Signature of Stockholder                                 Date:
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NOTE:     Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.
          If signer is a partnership, please sign in partnership name by authorized person.